UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): March 14, 2017

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD.

Emerson 3-Month Orders
(Percentage change versus prior year; trailing 3-month averages, excluding acquisitions and divestitures, including currency translation)

	December '16	January '17	February '17
Automation Solutions	-10 to -5	0	0
Commercial & Residential Solutions	5 to 10	0 to 5	0 to 5
Total Emerson	-5 to 0	0 to 5	0 to 5

February 2017 Orders Comments

Trailing three-month orders increased 2 percent and underlying orders were up 1 percent, excluding favorable currency translation.

Automation Solutions orders were flat reflecting the continuation of favorable capital and MRO spending in energy related and general industrial markets. Underlying trailing three-month orders were down low-single digits, but improved slightly versus January. Order trends by region were mixed, with North America and Asia reflecting growth while all other regions were down. In North America, oil and gas activity, both upstream and midstream, continues to trend favorably led by MRO spending. Growth in Asia reflects the continued stabilization of overall market conditions in key countries across the region. Globally, life sciences and power markets remain favorable. Currency translation added 1 percent.

Commercial & Residential Solutions orders increased mid-single digits reflecting steady demand in North American air conditioning as well as solid growth in Asia, including China, and Europe. Demand across the remainder of the platform was mixed as strong growth in sensors and controls continued and favorable U.S. construction markets resulted in slight growth in the professional tools business. Currency translation was negligible.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, protection of intellectual property, and competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	March 14, 2017	By:	/s/ John G. Shively
John G. Shively Vice President and Assistant Secretary